77Q1(a)(2)


Articles of Amendment of American Century
Capital Portfolios, Inc., dated January 12, 2016
(filed electronically as Exhibit a61 to Post-Effective
Amendment No. 76 to the Registration Statement of the Registrant filed on February 26, 2016, File No.
33-64872, and incorporated herein by reference).